THE ADVISORS' INNER CIRCLE FUND II

                       UCM INSTITUTIONAL MONEY MARKET FUND

                        SUPPLEMENT DATED AUGUST 15, 2008
                                     TO THE
   PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 28, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

At the August 12, 2008 meeting of the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II, the Board approved a change in the name of the UCM Institutional Money Market Fund (the "Fund") to the Utendahl Institutional Money Market Fund. Additionally, at the meeting Utendahl Capital Management, L.P., the Fund's adviser, announced its intention to increase its voluntary fee cap from 0.15% to 0.17%, effective September 1, 2008. Accordingly, the Prospectus and SAI are hereby amended as follows:

1. ALL REFERENCES TO THE "UCM INSTITUTIONAL MONEY MARKET FUND" IN THE PROSPECTUS AND SAI ARE HEREBY REPLACED WITH "UTENDAHL INSTITUTIONAL MONEY MARKET FUND."

2. ON PAGE 4 OF THE PROSPECTUS, THE FOLLOWING REPLACES THE FOOTNOTE TO THE FEE TABLE UNDER THE HEADING "FUND FEES AND EXPENSES":

         The actual Total Annual Fund Operating Expenses for the most recently completed fiscal year were less than the amount shown above because the Adviser voluntarily agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.15% of the Fund's average daily net assets. Effective September 1, 2008, the Adviser has voluntarily agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.17% of the Fund's average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time, provided that seven business days notice is provided.

3. ON PAGE 6 OF THE PROSPECTUS, THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE HEADING "INVESTMENT ADVISER":

         The Adviser's principal place of business is located at 30 Broad Street, 21st Floor, New York, NY 10004. The Adviser was established in 1992 and specializes in fixed income asset management for institutional investors. As of July 31, 2007, the Adviser had approximately $2.6 billion in assets under management. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% based on the average daily net assets of the Fund. Effective September 1, 2008, the Adviser has voluntarily agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.17% of the Fund's average daily net assets. Prior to September 1, 2008, the Adviser had voluntarily agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.15% of the Fund's average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time upon seven business days' notice. For the fiscal year ended July 31, 2007, the Fund paid 0.07% of its average daily net assets in advisory fees (after reductions and reimbursements) to the Adviser.

4. ON PAGE 9 OF THE SAI, THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER THE HEADING "ADVISORY FEES PAID TO THE ADVISER":

         ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. Effective September 1, 2008, the Adviser has voluntarily agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.17% of the Fund's average daily net assets. Prior to September 1, 2008, the Adviser had voluntarily agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.15% of the Fund's average daily net assets. The Adviser may discontinue all or part of its fee reduction or expense reimbursement at any time, so long as seven business days notice is given.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 UCM-SK-008-0100